SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 21, 2011
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(Date of Report)

ALANCO TECHNOLOGIES, INC.
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(Exact name of Registrant as specified in its charter)

0-9437
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(Commission File No.)

ARIZONA                        86-0220694
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(State or other jurisdiction)    (IRS Employer Identification No.)

7950 E. ACOMA DRIVE, SUITE 11, SCOTTSDALE, ARIZONA  85260
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(Address of Principal Executive Office)       (Zip Code)

(480) 607-1010
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                        Termination of a Material Definitive Agreement

       On June 29, 2011 Alanco announced that it executed a definitive agreement (see 8-K filed on June 30, 2011) to merge with YuuZoo Corporation (www.yuuzoo.com), a global provider of mobile targeted social  networks, targeted advertising and mobile payment systems.  The agreement was terminated on September 20, 2011 due to market conditions and our inability to complete due diligence.

Exhibit 99.1	Alanco Technologies, Inc. press release dated September 20, 2011 titled Alanco and YuuZoo Terminate Merger Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Alanco Technologies, Inc.

                                   By   /s/ John A. Carlson
                             Name: John A. Carlson
                              Title:   Director, Executive VP and CFO

Date: September 21, 2011